Exhibit 10.30
TECHTEAM GLOBAL, INC.
NON-EMPLOYEE DIRECTORS EQUITY FEE GUIDELINES
UNDER 2006 INCENTIVE STOCK AND AWARDS PLAN
1.     Establishment. TechTeam Global, Inc. (the “Company”) hereby establishes these Guidelines for equity awards to be granted as additional fees to the members of its Board of Directors who are not officers or employees of the Company or any of its subsidiaries (“Non-Employee Directors”). All awards described in these Guidelines will be granted under the Company’s 2006 Incentive Stock and Awards Plan (the “2006 Plan”).
2.     Effective Date and Administration. The effective date of these Guidelines is January 1, 2007. These Guidelines shall be administered by the Board pursuant to the 2006 Plan.
3.     One-Time Grants. Each Non-Employee Director on May 31, 2007 (other than any Non-Employee Director first elected or appointed between March 8, 2007 and May 31, 2007) shall be granted a one-time grant of restricted stock and stock options for a number of shares of Common Stock determined based on the director’s responsibilities on May 31, 2007 as follows:

Board of Directors	Restricted Stock	Options
All Board Members	10,000	15,000
Board Chairman	8,000	12,000
Committee Chairman	4,000	6,000
Committee Members	2,000	3,000
The restricted stock granted to each Board member vests ratably over four (4) years and shall be subject to the terms and conditions of the Restricted Stock Award Agreement attached hereto as Exhibit A.
The options shall be granted to each director in three separate grants as follows: (a) one-half of the options shall vest ratably, on a monthly basis, over three (3) years; (b) one-third of the options will vest ratably, on a monthly basis, over two (2) years; and (c) the remaining one-sixth of the options shall vest monthly over the one year. The options shall be subject to the terms and conditions of the Stock Option Award Agreement attached hereto as Exhibit B, C and D respectively,
4.     Annual Grants of Stock Options. Thereafter, on May 31 of each year (“Annual Grant Date”), a Non-Employee Director shall be granted a stock option for such number of shares of Common Stock based on the individuals’ responsibilities on that date determined as follows:

Board of Directors	Options
All Board Members	10,000
Board Chairman	8,000
Committee Chairman	4,000
Committee Members	2,000
These options will vest ratably, on a monthly basis, over four (4) years. Such options shall be subject to the terms and conditions of the Stock Option Award Agreement attached hereto as Exhibit E.

5.     No Right to Grants. A Non-Employee Director whose service as a director is terminated for any reason prior to or after the Annual Grant Date in any year shall not be entitled to a pro-rated grant of stock options for such period either before or after the Annual Grant Date. A Non-Employee Director who is appointed as the Chair of the Board, the chair of a committee, or a committee member prior to or after the Annual Grant Date shall not be entitled to a pro-rated grant of stock options for such period either before or after the Annual Grant Date.
6.     Exercise Price. The exercise price of any stock option granted pursuant to these Guidelines shall equal the Fair Market Value of a share on the applicable grant date.
7.     Termination and Amendment. The Board may at any time terminate these Guidelines and may amend these Guidelines, not more often than once in any six month period, as it shall deem advisable including (without limiting the generality of the foregoing) any amendments deemed by the Board to be necessary or advisable to assure conformity of the Guidelines with any requirements of state and federal laws or regulations now or hereafter in effect; provided, however, that the Board may not, without approval by the shareholders of the Company make any modifications which, under Rule 16b-3 or the rules of the principal securities exchange on the which the Company’s Common Stock is then listed, require such approval.
8.     Adjustment. The provisions of Section 14 of the 2006 Plan are incorporated herein by reference and shall apply to these Guidelines as if these Guidelines were a part of the 2006 Plan.

EXHIBIT A
RESTRICTED STOCK AGREEMENT
TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
DIRECTOR RESTRICTED STOCK AWARD
[Name]
[Address]
Dear                                                             :
You have been granted a Restricted Stock award for shares of common stock of Techteam Global, Inc. (the “Company”) under the Techteam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	May 31, 2007

Number of Restricted Shares:	Shares

Vesting Schedule:	Twenty-five percent (25%) of your Restricted Shares will vest on each of the first four anniversaries of the Grant Date. Upon your termination of service as a director of the Board, you will forfeit any unvested Restricted Shares.

[Issuance of Certificates][Escrow]:	The Company will issue certificate(s) evidencing your Restricted Shares in your name as soon as practicable following your execution of this Award. In addition to any other legends placed on the certificate(s), such certificate(s) will bear the following legend:

“The sale or other transfer of the Shares represented by this certificate, whether voluntary or by operation of law, is subject to restrictions set forth in a Restricted Stock Award agreement, dated as of , by and between Techteam Global, Inc. and the registered owner hereof. A copy of such agreement may be obtained from the Secretary of Techteam Global, Inc.”

Upon the vesting of the Restricted Shares, you will be entitled to a new certificate for the Shares, without the foregoing legend, upon making a request for such certificate to the Secretary of the Company.

Transferability of Restricted Shares:	You may not sell, transfer or otherwise alienate or hypothecate any of your Restricted Shares until they are vested. In addition, by accepting this Award, you agree not to sell any Shares acquired under this Award at a time when applicable laws, Company policies (including without limitation, the Company’s

Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Voting and Dividends:	While the Restricted Shares are subject to forfeiture, you may exercise full voting rights and will receive all dividends paid with respect to the Restricted Shares, in each case so long as the applicable record date occurs before you forfeit such Shares. If, however, any such dividends or distributions are paid in Shares, such Shares will be subject to the same risk of forfeiture, restrictions on transferability and other terms of this Award as are the Restricted Shares with respect to which they were paid.

Miscellaneous:
•     As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Committee and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee pursuant to this Agreement shall be final, binding and conclusive.

• This Agreement may be executed in counterparts.
This Restricted Stock Award is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Award and definitions of capitalized terms used and not defined in this Award can be found in the Plan.
BY SIGNING BELOW AND ACCEPTING THIS RESTRICTED STOCK AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.

Authorized Officer	Recipient

EXHIBIT B
TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
DIRECTOR STOCK OPTION AWARD AGREEMENT
[Name]
[Address]
[Telephone]: (     )      -
Dear                                                             :
You have been granted an option (the “Option”) to purchase shares of common stock, $.01 par value per share (“Shares”), of TechTeam Global, Inc. (the “Company”) under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	May 31, 2007

Type of Option:	Non-Qualified Stock Option

Number of Option Shares:

Exercise Price per Share:	U.S. $

Expiration Date:	Close of business at the Company headquarters on the tenth (10th) anniversary of the Grant Date, or if earlier, the first anniversary of the date you cease to be a member of the Board for any reason. This Option may not be exercised after the Expiration Date.

Vesting Schedule:	Your Option will vest in equal monthly installments on the last day of each of the 36 months following the Grant Date, subject to the provisions described under “Termination of Service”.

Termination of Service:	If you terminate service as a director of the Board for any reason, your unvested Options shall be forfeited as of the date of such termination.

Manner of Exercise:	You may exercise the vested portion of the Option at any time prior to the Expiration Date. To exercise this Option, you must provide a properly completed Notice of Exercise Form, specifying how many Option Shares you wish to purchase. This form will explain how you must satisfy the exercise price and withholding taxes due, if any, upon exercise. If someone else wants to exercise this Option after your death, that person must contact the Secretary of the Company and prove to the Company’s satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law or the Company’s Insider Trading Policy.

Transferability of Option:	You may not transfer or assign this Option for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.

Restrictions on Transferability of Shares:	By accepting this Option, you agree not to sell or otherwise transfer any Shares acquired under this Option at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Miscellaneous:	By accepting this Option, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Board and that any interpretation by the Board of the terms of this Agreement and any determination made by the Board pursuant to this Agreement shall be final, binding and conclusive. This Agreement may be executed in counterparts.
This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan, which is incorporated herein by reference.
BY ACCEPTING THIS STOCK OPTION AWARD AND SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.

TECHTEAM GLOBAL, INC.	OPTIONEE

Authorized Officer	[Name]

EXHIBIT C
TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
DIRECTOR STOCK OPTION AWARD AGREEMENT
[Name]
[Address]
[Telephone]: (     )      -
Dear                                                             :
You have been granted an option (the “Option”) to purchase shares of common stock, $.01 par value per share (“Shares”), of TechTeam Global, Inc. (the “Company”) under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	May 31, 2007

Type of Option:	Non-Qualified Stock Option

Number of Option Shares:

Exercise Price per Share:	U.S. $

Expiration Date:	Close of business at the Company headquarters on the tenth (10th) anniversary of the Grant Date, or if earlier, the first anniversary of the date you cease to be a member of the Board for any reason. This Option may not be exercised after the Expiration Date.

Vesting Schedule:	Your Option will vest in equal monthly installments on the last day of each of the 24 months following the Grant Date, subject to the provisions described under “Termination of Service”.

Termination of Service:	If you terminate service as a director of the Board for any reason, your unvested Options shall be forfeited as of the date of such termination.

Manner of Exercise:	You may exercise the vested portion of the Option at any time prior to the Expiration Date. To exercise this Option, you must provide a properly completed Notice of Exercise Form, specifying how many Option Shares you wish to purchase. This form will explain how you must satisfy the exercise price and withholding taxes due, if any, upon exercise. If someone else wants to exercise this Option after your death, that person must contact the Secretary of the Company and prove to the Company’s satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law or the Company’s Insider Trading Policy.

Transferability of Option:	You may not transfer or assign this Option for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.

Restrictions on Transferability of Shares:	By accepting this Option, you agree not to sell or otherwise transfer any Shares acquired under this Option at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Miscellaneous:	By accepting this Option, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Board and that any interpretation by the Board of the terms of this Agreement and any determination made by the Board pursuant to this Agreement shall be final, binding and conclusive. This Agreement may be executed in counterparts.
This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan, which is incorporated herein by reference.
BY ACCEPTING THIS STOCK OPTION AWARD AND SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.

TECHTEAM GLOBAL, INC.	OPTIONEE

Authorized Officer	[Name]

EXHIBIT D
TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
DIRECTOR STOCK OPTION AWARD AGREEMENT
[Name]
[Address]
[Telephone]: (     )      -
Dear                                                             :
You have been granted an option (the “Option”) to purchase shares of common stock, $.01 par value per share (“Shares”), of TechTeam Global, Inc. (the “Company”) under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	May 31, 2007

Type of Option:	Non-Qualified Stock Option

Number of Option Shares:

Exercise Price per Share:	U.S. $

Expiration Date:	Close of business at the Company headquarters on the tenth (10th) anniversary of the Grant Date, or if earlier, the first anniversary of the date you cease to be a member of the Board for any reason. This Option may not be exercised after the Expiration Date.

Vesting Schedule:	Your Option will vest in equal monthly installments on the last day of each of the 12 months following the Grant Date, subject to the provisions described under “Termination of Service”.

Termination of Service:	If you terminate service as a director of the Board for any reason, your unvested Options shall be forfeited as of the date of such termination.

Manner of Exercise:	You may exercise the vested portion of the Option at any time prior to the Expiration Date. To exercise this Option, you must provide a properly completed Notice of Exercise Form, specifying how many Option Shares you wish to purchase. This form will explain how you must satisfy the exercise price and withholding taxes due, if any, upon exercise. If someone else wants to exercise this Option after your death, that person must contact the Secretary of the Company and prove to the Company’s satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law or the Company’s Insider Trading Policy.

Transferability of Option:	You may not transfer or assign this Option for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.

Restrictions on Transferability of Shares:	By accepting this Option, you agree not to sell or otherwise transfer any Shares acquired under this Option at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Miscellaneous:	By accepting this Option, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Board and that any interpretation by the Board of the terms of this Agreement and any determination made by the Board pursuant to this Agreement shall be final, binding and conclusive. This Agreement may be executed in counterparts.
This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan, which is incorporated herein by reference.
BY ACCEPTING THIS STOCK OPTION AWARD AND SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.

TECHTEAM GLOBAL, INC.	OPTIONEE

Authorized Officer	[Name]

EXHIBIT E
TECHTEAM GLOBAL, INC.
2006 INCENTIVE STOCK AND AWARDS PLAN
DIRECTOR STOCK OPTION AWARD AGREEMENT
[Name]
[Address]
[Telephone]: (     )      -
Dear                                                             :
You have been granted an option (the “Option”) to purchase shares of common stock, $.01 par value per share (“Shares”), of TechTeam Global, Inc. (the “Company”) under the TechTeam Global, Inc. 2006 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	May 31, 2007

Type of Option:	Non-Qualified Stock Option

Number of Option Shares:

Exercise Price per Share:	U.S. $

Expiration Date:	Close of business at the Company headquarters on the tenth (10th) anniversary of the Grant Date, or if earlier, the first anniversary of the date you cease to be a member of the Board for any reason. This Option may not be exercised after the Expiration Date.

Vesting Schedule:	Your Option will vest in equal monthly installments on the last day of each of the 48 months following the Grant Date, subject to the provisions described under “Termination of Service”.

Termination of Service:	If you terminate service as a director of the Board for any reason, your unvested Options shall be forfeited as of the date of such termination.

Manner of Exercise:	You may exercise the vested portion of the Option at any time prior to the Expiration Date. To exercise this Option, you must provide a properly completed Notice of Exercise Form, specifying how many Option Shares you wish to purchase. This form will explain how you must satisfy the exercise price and withholding taxes due, if any, upon exercise. If someone else wants to exercise this Option after your death, that person must contact the Secretary of the Company and prove to the Company’s satisfaction that he or she is entitled to do so. Your ability to exercise the Option may be restricted by the Company if required by applicable law or the Company’s Insider Trading Policy.

Transferability of Option:	You may not transfer or assign this Option for any reason, other than under your will or as required by intestate laws. Any attempted transfer or assignment will be null and void.

Restrictions on Transferability of Shares:	By accepting this Option, you agree not to sell or otherwise transfer any Shares acquired under this Option at a time when applicable laws, Company policies (including, without limitation, the Company’s Insider Trading Policy) or an agreement between the Company and its underwriters prohibit a sale.

Miscellaneous:	By accepting this Option, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Board and that any interpretation by the Board of the terms of this Agreement and any determination made by the Board pursuant to this Agreement shall be final, binding and conclusive. This Agreement may be executed in counterparts.
This Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in this Option can be found in the Plan, which is incorporated herein by reference.
BY ACCEPTING THIS STOCK OPTION AWARD AND SIGNING BELOW, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN.

TECHTEAM GLOBAL, INC.	OPTIONEE

Authorized Officer	[Name]